Exhibit 99.2

NASDAQ: BWV A Combinatorial Live Attenuated Vaccine Strategy Against Pneumonia and Otitis Media Ali Fattom, Brian Price, Ron Cobb, and Jason Rosch* Bluewater Vaccines Inc December 1, 2022 *Department of Infectious Diseases St. Jude Children’s Research Hospital, Memphis, TN

The Presentation (the “Presentation”) has been prepared by Blue Water Vaccines, Inc. (the "Company"). Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. This Presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities of the Company in any jurisdiction, domestic of foreign, where the offer, solicitation or sale is not permitted or would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. FORWARD LOOKING STATEMENTS: Certain statements in this presentation (the ”Presentation”) has been prepared by Blue Water Vaccines, Inc . (the “Company”) . This presentation contains forward - looking within the meaning of the Private Securities Litigation Reform Act of 1995 . These statements may be identified by the use of forward - looking words such as “anticipate,” “believe,” “forecast,” “estimate,” “expect,” and “intend,” among others . These forward - looking statements are based on BWV’s current expectations and actual results could differ materially . There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements . These factors include, but are not limited to, risks related to the development of BWV’s vaccine candidates, including, but not limited to BWV - 301 ; the failure to obtain FDA clearances or approvals and noncompliance with FDA regulations ; delays and uncertainties caused by the global COVID - 19 pandemic ; risks related to the timing and progress of clinical development of our product candidates ; our need for additional financing ; uncertainties of patent protection and litigation ; uncertainties of government or third party payor reimbursement ; limited research and development efforts and dependence upon third parties ; and substantial competition . As with any vaccine under development, there are significant risks in the development, regulatory approval and commercialization of new products . BWV does not undertake an obligation to update or revise any forward - looking statement . Investors should read the risk factors set forth in BWV’s Registration Statement on Form S - 1 , filed with the Securities and Exchange Commission (the “SEC”) on August 29 , 2022 and periodic reports filed with the SEC on or after the date thereof .. All of BWV’s forward - looking statements are expressly qualified by all such risk factors and other cautionary statements . The information set forth herein speaks only as of the date thereof . 2

Pneumococcal Vaccines: Success and Limitations



Problem: Pneumococcus causes both mucosal diseases (e.g., acute otitis media, sinusitis, pneumonia) as well as invasive infection (bacteremia, sepsis, and meningitis) predominantly in children and elderly

Success

- ✓ Introduction of the highly efficacious polysaccharide-conjugate vaccines (e.g., Prevnar series, Synflorix, etc.) reduced invasive pneumococcal infections rapidly and dramatically following introduction across all age groups

Limitations

- × Protection is serotype specific
- × Efficacy was almost exclusive to invasive diseases including bacteremia, sepsis, and meningitis
- × Emergence of non-vaccine type in the community
- × Cost and availability in resource limited setting
- × Poor protection against mucosal disease: Pneumonia, acute otitis media, and nasopharyngeal colonization

3

Daniels, C. C., Rogers, P. D., & Shelton, C. M. (2016). A Review of Pneumococcal Vaccines: Current Polysaccharide Vaccine Recommendations and Future Protein Antigens. The journal of pediatric pharmacology and therapeutics : JPPT : the official journal of PPAG, 21(1), 27–35. https://doi.org/10.5863/1551-6776-21.1.27 blue water vaccines

4 Briles, D. 2001 Natural History of Infections Caused by Streptococcus pneumoniae Carriage Nasopharyngeal Colonization Infection Aspiration Invasion Bacteremia Meningitis Sepsis Mucus via Eustachian Tube

Characteristics of an Ideal, Safe, & Effective Vaccine

- ✓ Highly cross-reactive and serotype independent (Conserved surface proteins)
- ✓ Highly immunogenic and elicits:
  - ✓ Mucosal Immunity: IgA, Th17, Homed B and T-cells
  - ✓ Systemic Immunity: Opsonic IgG, balanced Th1/Th2
- ✓ Efficacious against nasopharyngeal colonization, AOM, and pneumonia in addition to invasive disease
- ✓ Low cost (e.g., to ensure utilization in resource limited settings)
- ✓ Easily delivered
- ✓ Longevity of immune response
- ✓ Localized long-term memory



Berild, J. D., Winje, B. A., Vestrheim, D. F., Slotved, H. C., Valentiner-Branth, P., Roth, A., & Storsäter, J. (2020). A Systematic Review of Studies Published between 2016 and 2019 on the Effectiveness and Efficacy of Pneumococcal Vaccination on Pneumonia and Invasive Pneumococcal Disease in an Elderly Population. Pathogens (Basel, Switzerland), 9(4), 259. https://doi.org/10.3390/pathogens9040259

5

blue water vaccines

6 Challenges with Live Attenuated Vaccines ï Deletion of key virulence genes for attenuation also loses key antigens to engender protection ï Threshold for colonization duration to engender maximal responses – if cleared too rapidly may not induce potent responses ï Ideal candidate would retain all known virulence factors, colonize for a brief duration, and lack invasive capacity

BWV-201: A Live Attenuated Vaccine Candidate

- Noninvasive serotype 19F strain BHN97 which is restricted to mucosal disease
- Deleted *ftsY*, a component *of* the signal recognition particle pathway (SRP) pathway (responsible for delivering membrane and secretory proteins to proper cellular destination), essential in many species
- Vaccine strain BHN97ΔftsY (BWV-201)
  - Attenuated for invasive disease
  - Surface protein content is similar to parental
  - Colonizes murine nasal passages for 3-7 days
  - Induced serotype-independent immune responses



7

Rosch JW, Iverson AR, Humann J, Mann B, Gao G, Vogel P, Mina M, Murrah KA, Perez AC, Edward Swords W, Tuomanen EI, McCullers JA. A live-attenuated pneumococcal vaccine elicits CD4+ T-cell dependent class switching and provides serotype independent protection against acute otitis media. EMBO Mol Med. 2014 Jan;6(1):141-54. doi: 10.1002/emmm.201202150. PMID: 24408968; PMCID: PMC3936495.

blue water vaccines

BWV-201: Highly Immunogenic against Homologous and Heterologous Serotypes

Live vaccines induce a potent serotype independent antibody responses


A
BHN97 (Type 19F)
0.0
0.5
1.0
1.5
Antibody Titer (OD 450nm)
B
D39 (Type 2)
0.0
0.2
0.4
0.6
0.8
1.0
Antibody Titer (OD 450nm)
Mock
PCV7
PPV23
BHN97ΔftsY
BHN97ΔcaxP
D39ΔftsY
D39ΔcaxP
C
TIGR4 (Type 4)
0.0
0.2
0.4
0.6
0.8
1.0
Antibody Titer (OD 450nm)
D
T4R (unencapsulated)
0.0
0.2
0.4
0.6
0.8
1.0
Antibody Titer (OD 450nm)
Mock
PCV7
PPV23
BHN97ΔftsY
BHN97ΔcaxP
D39ΔftsY
D39ΔcaxP

- ELISA against whole bacterial lysates following standard intranasal vaccination schedules in mice
- BHN97 Δ*ftsY* consistently gave the strongest serotype independent responses in a strain and serotype independent manner
- Antibody responses correlated with duration of nasal carriage (BWV-201 colonized longest at 5-7 days)

8

Rosch JW, Iverson AR, Humann J, Mann B, Gao G, Vogel P, Mina M, Murrah KA, Perez AC, Edward Swords W, Tuomanen EI, McCullers JA. A live-attenuated pneumococcal vaccine elicits CD4+ T-cell dependent class switching and provides serotype independent protection against acute otitis media. EMBO Mol Med. 2014 Jan;6(1):141-54. doi: 10.1002/emmm.201202150. PMID: 24408968; PMCID: PMC3936495.

blue water vaccines

BWV-201: Protected against AOM Caused by Homologous Serotype 19F Challenge


A
Otitis Media
Sinusitis
Weight Change
Percent
100
80
60
40
20
0
-20
Mock
PCV7
PPV23
D39x ΔcaxP
D39x ΔftsY
BHN97ΔcaxP
BHN97ΔftsY
B
C
D
E
F
G
H
I

9

Rosch JW, Iverson AR, Humann J, Mann B, Gao G, Vogel P, Mina M, Murrah KA, Perez AC, Edward Swords W, Tuomanen EI, McCullers JA. A live-attenuated pneumococcal vaccine elicits CD4+ T-cell dependent class switching and provides serotype independent protection against acute otitis media. EMBO Mol Med. 2014 Jan;6(1):141-54. doi: 10.1002/emmm.201202150. PMID: 24408968; PMCID: PMC3936495.

blue water vaccines

BWV-201: Protected against AOM Caused by Heterologous Serotype 7F Challenge



100
80
60
40
20
0
% Otitis media
*
*
Mock
PCV13
BHN97ΔftsY



BHN97ΔftsY
PCV13
Mock

10

Rosch JW, Iverson AR, Humann J, Mann B, Gao G, Vogel P, Mina M, Murrah KA, Perez AC, Edward Swords W, Tuomanen EI, McCullers JA. A live-attenuated pneumococcal vaccine elicits CD4+ T-cell dependent class switching and provides serotype independent protection against acute otitis media. EMBO Mol Med. 2014 Jan;6(1):141-54. doi: 10.1002/emmm.201202150. PMID: 24408968; PMCID: PMC3936495.

blue water vaccines

BWV-201: Protected Against IP Challenge (Sepsis/Bacteremia) with Heterologous Serotypes - 4 and 2*



% Survival
100
80
60
40
20
0
TIGR4
*
**
0
2
4
6
8
10
Days after challenge
D39
Days after challenge
D39-
Passive protection
Days After Challenge
Mock
PCV13
BHN97ΔftsY

What about the impact of PCV-13 vaccination or prior colonization?
Do you dampen the response?

** Non PCV13 serotype*

11

Rosch JW, Iverson AR, Humann J, Mann B, Gao G, Vogel P, Mina M, Murrah KA, Perez AC, Edward Swords W, Tuomanen EI, McCullers JA. A live-attenuated pneumococcal vaccine elicits CD4+ T-cell dependent class switching and provides serotype independent protection against acute otitis media. EMBO Mol Med. 2014 Jan;6(1):141-54. doi: 10.1002/emmm.201202150. PMID: 24408968; PMCID: PMC3936495.

blue water vaccines

BWV-201: Previous Exposure to Heterologous Infections or PCV Vaccination Enhanced Efficacy (Lungs and Ears)



Lung Titers
CFU/ml
Vehicle (PBS) / -
Vehicle (PBS) / +
Prevnar-13 / -
Prevnar-13 / +
19F cps / +
T4 cps / +

+ indicates LAV vaccine
- No LAV vaccine



Ear Titers
CFU/ml
Vehicle (PBS) / -
Vehicle (PBS) / +
Prevnar-13 / -
Prevnar-13 / +
19F cps / +
T4 cps / +

* = p<0.05, ** = p<0.01, ***p<0.001, **** p<0.0001

12

Rosch JW, Iverson AR, Humann J, Mann B, Gao G, Vogel P, Mina M, Murrah KA, Perez AC, Edward Swords W, Tuomanen EI, McCullers JA. A live-attenuated pneumococcal vaccine elicits CD4+ T-cell dependent class switching and provides serotype independent protection against acute otitis media. EMBO Mol Med. 2014 Jan;6(1):141-54. doi: 10.1002/emmm.201202150. PMID: 24408968; PMCID: PMC3936495.

blue water vaccines

13 Multiple Challenges: 1) Codon optimization and regulation strategies vary dramatically between species 2) Different strategies and mechanisms for protein sorting and localization between different bacterial species, particularly Gram - positive and Gram - negatives But there are multiple otopathogens…can BWV - 201 be modified to confer cross - species protective responses?

Haemophilus influenzae epitopes successfully expressed and anchored to BWV-201 cell surface via multiple mechanisms


Sortase
Choline (CBD)
Lipoprotein
H. influenzae surface protein
CbpA (loading control)


Absorbance 405 nm
1.0
0.5
0.0
***
***
***
Vehicle
LAV-D
Vehicle
LAV-D
Vehicle
LAV-D
S. pneumoniae Serotype 19F Homologous
S. pneumoniae Serotype 7F Heterologous
H. influenzae

Engineered a strategy by which Gram-negative epitopes can be successfully expressed, sorted, and anchored to the cell surface of vaccine strain via all three predominant mechanisms of surface anchoring in *S. pneumoniae*

14
*Newly generated data, not yet published

blue water vaccines

15 *Newly generated data, not yet published Can this platform be used to deliver multiple antigens from different species to the mucosal surface? Multiple foreign epitopes can be expressed & are immunogenic in vivo • Engineered live vaccine to express protective epitopes of Haemophilus influenzae and Moraxella catarrhalis on the cell surface of BWV - 201 • Vaccine construct raised antibodies following intranasal vaccination against all three pathogens by ELISA 0.0 0.1 0.2 0.4 0.3 Absorbance 405 nm Vehicle (PBS) LAV - D - M1 Streptocococcus pneumoniae Serotype 7F 0.00 0.05 0.10 0.15 0.20 0.25 Absorbance 405 nm Vehicle (PBS) LAV - D - M1 Moraxella catarrhalis Vehicle (PBS) LAV - D - M1 0.0 0.1 0.2 0.3 Absorbance 405 nm Streptocococcus pneumoniae Serotype 19F 0.0 0.1 0.2 0.3 0.4 0.5 Absorbance 405 nm Vehicle (PBS) LAV - D - M1 Haemophilus influenzae A 0.4 B 0.5 C D

16 x Live attenuated pneumococcal vaccine BWV - 201 elicited robust protection against both invasive (sepsis/bacteremia) and not invasive infections (AOM/pneumonia) media x Protection across heterologous serotypes x Existing immunity (vaccination or colonization) is synergistic and enhanced protection x BWV - 201 may serve as a platform to include other proteins from multiple bacterial species x Potential for combination vaccine with disease - specific indication AOM or pneumonia caused by different pathogens Conclusions

Thank you! Follow us on: https://www.facebook.com/BlueWaterVaccines https://www.linkedin.com/company/blue - water - vaccines - inc/ https://twitter.com/vaccinesInc Rosch Lab 2022 Rosch Lab Contact: Jason.Rosch@stjude.org